INVESTOR RIGHTS AGREEMENT

         INVESTOR RIGHTS AGREEMENT (this "Agreement"), dated as of July 22, 2002, by and between AVIATION GENERAL INCORPORATED, a Delaware Corporation (the "Company"), and the undersigned (together with its respective affiliates and any assignee or transferee of all of its respective rights hereunder, the "Investor").

                  WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investor (i) a 6% Secured Convertible Note (the "Note") that is, under certain circumstances, convertible into shares (the "Conversion Shares") of the Company's common stock (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Note; and

         B. To induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1.       DEFINITIONS.
                  -----------

         a. As used in this Agreement, the following terms shall have the following meanings:

         (i) "Investor" means the Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 hereof.

         (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         (iii) "Registrable Securities" means the Conversion Shares (including shares issued in respect of interest under the Note) and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

         (iv) "Registration Statement" means a registration statement of the Company under the 1933 Act.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.
                  ------------

                  a. Mandatory Registration. The Company shall prepare, and, on or prior to 30 days from the date of this Agreement (the "Filing Date"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available) to effect a registration of the Registrable Securities covering the resale of the Registrable Securities underlying the Note issued or issuable pursuant to the Securities Purchase Agreement. The Company shall use reasonable efforts to obtain effectiveness of the Registration Statement as soon as practicable.

                  b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investor shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

                  c. Piggy-Back Registration. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Investor written notice of such determination and, if within fifteen
(15) days after the effective date of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder as the underwriter shall permit. The Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under
Section 2(a) hereof. If an offering in connection with which the Investor is entitled to registration under this Section 2(c) is an underwritten offering, then the Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

                  d. Eligibility for Form S-3. The Company represents and warrants that it will use its reasonable efforts to meet the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the sale by the Investor and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare promptly, and file with the SEC not later than the Filing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Investor) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the 1933 Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                  c. The Company shall furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, and each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will immediately notify the Investor by facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review.

                  d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  e. In the event the Investor selects underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify the Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investor as the Investor may reasonably request: provided that, for not more than thirty (30) consecutive trading days (or a total of not more than sixty (60) trading days in any twelve
(12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  h. The Company shall permit a single firm of counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) for a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel. The sections of the Registration Statement covering information with respect to the Investor, the Investor's beneficial ownership of securities of the Company and the Investor's intended method of disposition of Registrable Securities shall conform to the information provided to the Company by the Investor.

                  i. At the request of the Investor, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Investor and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investor.

                  j. The Company shall make available for inspection by (i) the Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investor, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  k. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  l. The Company shall use its best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, or if not eligible for the Nasdaq National Market on the Nasdaq SmallCap Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD)" as such with respect to such Registrable Securities.

                  m. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                  n. The Company shall cooperate with the Investor and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investor may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investor may request.

                  o. At the request of the Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                  p. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities or the Company to include any of their securities in any Registration Statement under
Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Investor.

                  q. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to the Registration Statement.

         4.       OBLIGATIONS OF THE INVESTOR.
                  ---------------------------

         In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

                  a. It shall be a condition precedent to the obligation of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor.

                  b. The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement.

                  c. In the event the Investor determines to engage the services of an underwriter, the Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

                  d. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(f) or 3(g), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies or the supplemented or amended prospectus contemplated by Sections 3(f) or 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  e. The Investor may not participate in any underwritten registration hereunder unless the Investor (i) agrees to sell the Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

         5.       EXPENSES OF REGISTRATION.
                  ------------------------

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Investor pursuant to Sections 2(b) and 3(h) hereof shall be borne by the Company.

         6.       INDEMNIFICATION.
                  ---------------

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Investor, (ii) the directors, officers, partners, employees, agents and each person who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Investor, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

                  b. In connection with any Registration Statement in which the Investor is participating, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by the Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) the Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim or delayed; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus as then amended or supplemented.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by the Investor if the Investor is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. Notwithstanding anything in this Section 6(c) to the contrary, if the indemnifying party does not assume control of the defense of a Claim as provided in this Section 6(c), the Indemnified Person or Indemnified Party shall have the right to defend such Claim in such manner as it may deem appropriate. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.
                  ------------

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to contribute to the amount paid or payable by the Indemnified Person or the Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person or Indemnified Party on the other in connection with the statements or omissions that resulted in such Claim as well as any other relevant equitable considerations; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities. The relative fault of the indemnifying party and of the Indemnified Person or Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person or Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         8.       REPORTS UNDER THE 1934 ACT.
                  --------------------------

         With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.
                  ---------------------------------

         The rights under this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS.
                  --------------------------------

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.

         11.      ADDITIONAL COVENANTS OF THE COMPANY.
                  -----------------------------------

         a. Delivery of Documents. The Company shall deliver to Investor:

         (i) as soon as practicable, but in any event no later than ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accountants selected by the Company.

         (ii) as soon as practicable, but in any event no later than forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and a statement showing the number of shares of each class and series of capital stock convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities or convertible thereto, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company.

         (iii) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of each month, in reasonable detail.

                  b. Board Representation. So long as any amount remains outstanding under the Note or the Investor beneficially owns any Conversion Shares, the Company shall invite the Investor or a representative of the Investor to attend all meetings of its Board of Directors or Committees of the Board of Directors in a nonvoting observer capacity and, in this respect, shall give the Investor or the Investor's representative copies of all notices, minutes, consents and other materials it provides to its directors; provided that the Investor or such representative shall agree to hold in confidence and trust all information so provided.

         c. Inspection. The Company shall permit the Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all such reasonable times as may be requested by the Investor.

                  12.      MISCELLANEOUS.
                           -------------

         a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

         Aviation General Incorporated
         7200 Northwest 63rd Street
         Bethany, Oklahoma  73008
         Telephone: (405) 495-8080  Facsimile: (405) 495-8383

         With copy to:

         Dyer Ellis & Joseph PC
         600 New Hampshire Avenue, N.W.
         Suite 1100
         Washington, D.C.  20037
         Attn:  John Kearney
         Facsimile:  (202) 944-3068

If to the Investor:

         Nyltiak Investments, LLC
         511 Avenleigh Court
         Ashton, MD 20861

         With copy to:

         Miles & Stockbridge P.C.
         1751 Pinnacle Drive, Suite 500
         McLean, VA 22102-3833
         Attn:    Morris DeFeo
         Facsimilie:       703-610-8686

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. In addition to its right to damages and any other right it may have, each party hereto shall have the right to obtain injunctive relief or other equitable relief to restrain any breach or threatened breach of or otherwise to specifically enforce this Agreement, it being agreed that money damages alone would be inadequate to compensate such party and would be an inadequate remedy for such breach.

                  d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

                  e. This Agreement, the Securities Purchase Agreement and the agreements referenced herein and therein (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the agreements referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. Notwithstanding the foregoing sentence, the Company shall not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Investor.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  IN WITNESS WHEREOF, the Company and the undersigned Investor have caused this Agreement to be duly executed as of the date first above written.


AVIATION GENERAL INCORPORATED


By:
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      Name:
      Title:


NYLTIAK INVESTMENTS, LLC


By:
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      Name:
      Title: